UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 10, 2021
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number:	(503)	226-4211	Registrant’s telephone number:	(503)	226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Northwest Natural Gas Company $100,000,000 364-Day Term Loan
On June 10, 2021, Northwest Natural Gas Company (NW Natural) entered into a $100,000,000 364-Day Term Loan Credit Agreement, dated as of June 10, 2021 (NWN Term Loan), among NW Natural, as Borrower, certain Lenders parties thereto, and U.S. Bank, National Association, as Administrative Agent. On June 10, 2021, NW Natural borrowed the full amount under the NWN Term Loan, the proceeds of which are expected to be used for general corporate purposes.
All principal and unpaid interest under the NWN Term Loan is due and payable on June 9, 2022. NW Natural may prepay the principal and interest, and amounts prepaid may not be reborrowed. The NWN Term Loan requires that NW Natural maintain credit ratings with Standard & Poor’s (S&P) and Moody’s Investor Services (Moody’s). A change in NW Natural’s debt ratings may result in a change to the interest rate on the NWN Term Loan but is not an event of default.
The NWN Term Loan requires NW Natural to maintain a consolidated indebtedness to total capitalization ratio of 70 percent or less. Failure to comply with this covenant would entitle the banks to terminate their lending commitments and to accelerate the maturity of all amounts outstanding. NW Natural was in compliance with the covenant requiring the maintenance of an indebtedness to total capitalization ratio as of June 10, 2021.
The foregoing disclosure in this Item 2.03 is qualified in its entirety by the provisions of the NWN Term Loan, which is attached hereto as Exhibit 4.1.
NW Natural Water Company, LLC $55,000,000 Term Loan
On June 10, 2021, NW Natural Water Company, LLC (NWN Water), a wholly-owned subsidiary of Northwest Natural Holding Company (NW Holdings), entered into a $55,000,000 five-year Term Loan Credit Agreement, dated as of June 10, 2021 (NWN Water Term Loan), among NWN Water, as Borrower, NW Holdings, as Guarantor, certain Lenders parties thereto, and Bank of America, N.A., as Administrative Agent. On June 10, 2021, NWN Water borrowed the full amount under the NWN Water Term Loan, the proceeds of which are expected to be used to refinance or repay existing indebtedness, including the $35 million two-year term loan agreement entered into by NWN Water in June 2019, and for general corporate purposes.
All principal and unpaid interest under the NWN Water Term Loan is due and payable on June 10, 2026. NWN Water may prepay the principal and interest, and amounts prepaid may not be reborrowed. The NWN Water Term Loan requires that NW Natural maintain credit ratings with S&P and Moody’s. A change in NW Natural’s debt ratings may result in a change to the interest rate on the NWN Water Term Loan but is not an event of default. The interest rate on the NWN Water Term Loan is based on NW Holdings’ credit ratings (which are defined by a formula using NW Natural’s credit ratings in the event NW Holdings does not have a credit rating). NW Holdings does not currently maintain ratings with S&P or Moody’s.
The NWN Water Term Loan is guaranteed by NW Holdings and requires NW Holdings to maintain a consolidated indebtedness to total capitalization ratio of 70 percent or less. Failure to comply with this covenant would entitle the banks to terminate their lending commitments and to accelerate the maturity of all amounts outstanding. NW Holdings was in compliance with the covenant requiring the maintenance of an indebtedness to total capitalization ratio as of June 10, 2021.

The foregoing disclosure in this Item 2.03 is qualified in its entirety by the provisions of the NWN Water Term Loan, which is attached hereto as Exhibit 4.2.
Forward-Looking Statements
This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, credit ratings, expenses, future events, investments, the likelihood, timing, and amount and use of proceeds associated with any transaction, financial results, financial position, targeted capital structure, revenues and earnings, performance, and other statements that are other than statements of historical facts.
Forward-looking statements are based on current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description

4.1	Credit Agreement, dated as of June 10, 2021, among Northwest Natural Gas Company and the lenders party thereto, with U.S. Bank National Association as administrative agent.

4.2	Credit Agreement, dated as of June 10, 2021, among NW Natural Water Company, LLC, Northwest Natural Holding Company, and the lenders party thereto, with Bank of America, N.A., as administrative agent.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	June 14, 2021	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	June 14, 2021	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary